EX-5.k


FIFTH THIRD PERSPECTIVE (05/06)           JACKSON NATIONAL LIFE
                                           INSURANCE COMPANY(R)[GRAPHIC OMITTED]
FIXED AND VARIABLE ANNUITY
APPLICATION (VA220)                               Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM
See back page for mailing address.

USE DARK INK, ONLY


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REGISTRATION INFORMATION
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OWNER'S NAME               Date of Birth (mm/dd/yyyy)                   SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
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Home Address (number and street)                        CITY, STATE, ZIP        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                  SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)
                                         __ M __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 SSN/TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______               __ Roth Conversion
__ Other ___________________________        Year:______   $______

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 120                                                                                                                FT4173  05/06

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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. ___ Highest Anniversary Value Death Benefit
     4. ___ Combination of Options 1 and 3 above.
     5. ___ Combination of Options 2 and 3 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(SM)

     B. CONTRACT ENHANCEMENT OPTIONS
        (MAY SELECT ONLY ONE)
        __ 2% of first-year premium
        __ 3% of first-year premium
        __ 4% of first-year premium

     C. WITHDRAWAL OPTIONS
        __ 20% Free Withdrawal Benefit (1)
        __ 5-Year Withdrawal Charge Schedule

     D. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     GUARANTEED MINIMUM INCOME BENEFIT OPTION
        __ FutureGuard(SM)

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTIONS
        __ SafeGuard 7 Plus(SM)
           (7% GMWB)
        __ AutoGuard(SM)
           (5% GMWB with Annual Step-Up)
        __ MarketGuard 5(SM)
           (5% GMWB)
        __ LifeGuard Protector Advantage(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LifeGuard Protector(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector with Joint Option(SM) (2)
           (Joint 5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector Plus(SM)
           (5% For Life GMWB with Bonus and 5-Year Step-Up)
        __ LifeGuard Protector Plus with Joint Option(SM) (2)
           (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected  in  combination  with  either  the 3% or 4%  Contract
     Enhancement.

(2)  Spousal joint ownership  required and available on Nonqualified Plans only.
     Please  ensure  the  Joint  Ownership  section  on  Page 1  (including  the
     "Relationship to Owner" box) is properly completed.

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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, age 90 (age 70 1/2
                                                                         for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    If "No", please proceed to the Premium Allocation Section.
                 (If no selection is made, JNL will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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VDA 120                                                                                                         FT4173  05/06

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS                                            NUMBER          PORTFOLIOS
205 __% Fifth Third Disciplined Value VIP                             096 __% JNL/Mellon Capital Management Dow Dividend
204 __% Fifth Third Mid Cap VIP                                       225 __% JNL/Mellon Capital Management VIP
202 __% Fifth Third Quality Growth VIP                                191 __% JNL/Mellon Capital Management Communications Sector
203 __% Fifth Third Balanced VIP                                      185 __% JNL/Mellon Capital Management Consumer Brands Sector
196 __% JNL(R)/AIM Large Cap Growth                                   189 __% JNL/Mellon Capital Management Financial Sector
206 __% JNL/AIM Real Estate                                           188 __% JNL/Mellon Capital Management Healthcare Sector
195 __% JNL/AIM Small Cap Growth                                      190 __% JNL/Mellon Capital Management Oil & Gas Sector
114 __% JNL/Alger Growth                                              187 __% JNL/Mellon Capital Management Technology Sector
115 __% JNL/Eagle Core Equity                                         054 __% JNL/Mellon Capital Management Enhanced S&P 500 Stock
116 __% JNL/Eagle SmallCap Equity                                             Index
150 __% JNL/FMR Balanced                                              173 __% JNL/Oppenheimer Global Growth
101 __% JNL/FMR Mid-Cap Equity                                        174 __% JNL/Oppenheimer Growth
075 __% JNL/Franklin Templeton Income                                 127 __% JNL/PIMCO Total Return Bond
208 __% JNL/Franklin Templeton Small Cap Value                        105 __% JNL/Putnam Equity
207 __% JNL/Goldman Sachs Mid Cap Value                               148 __% JNL/Putnam Midcap Growth
076 __% JNL/Goldman Sachs Short Duration Bond                         106 __% JNL/Putnam Value Equity
113 __% JNL/JPMorgan International Equity                             104 __% JNL/Select Balanced
126 __% JNL/JPMorgan International Value                              103 __% JNL/Select Global Growth
077 __% JNL/Lazard Emerging Markets                                   102 __% JNL/Select Large Cap Growth
132 __% JNL/Lazard Mid Cap Value                                      107 __% JNL/Select Money Market
131 __% JNL/Lazard Small Cap Value                                    179 __% JNL/Select Value
123 __% JNL/Mellon Capital Management S&P 500(R) Index                111 __% JNL/T. Rowe Price Established Growth
124 __% JNL/Mellon Capital Management S&P(R) 400                      112 __% JNL/T. Rowe Price Mid-Cap Growth
        MidCap Index                                                  149 __% JNL/T. Rowe Price Value
128 __% JNL/Mellon Capital Management Small Cap Index                 136 __% JNL/Western High Yield Bond
129 __% JNL/Mellon Capital Management International Index             110 __% JNL/Western Strategic Bond
133 __% JNL/Mellon Capital Management Bond Index                      109 __% JNL/Western U.S. Government & Quality Bond
145 __% JNL/Mellon Capital Management Dow(SM) 10
193 __% JNL/Mellon Capital Management S&P 10                          FIXED ACCOUNT OPTIONS
183 __% JNL/Mellon Capital Management Global 15                       041 __% 1-year          045 __% 5-year
184 __% JNL/Mellon Capital Management 25                              043 __% 3-year          047 __% 7-year
186 __% JNL/Mellon Capital Management Select Small-Cap
224 __% JNL/Mellon Capital Management JNL 5                           IF THE USE OF THE MODEL PORTFOLIOS ARE INTENDED, PLEASE
079 __% JNL/Mellon Capital Management JNL Optimized 5                 REFER TO FORM FT2385.
222 __% JNL/Mellon Capital Management Nasdaq(R) 15
074 __% JNL/Mellon Capital Management S&P(R) 24                       DCA+ ($15,000 CONTRACT MINIMUM)
223 __% JNL/Mellon Capital Management Value Line(R) 25                030 __% 6-month   IF DCA+ IS SELECTED, YOU MUST ATTACH
                                                                      032 __% 12-month  THE SYSTEMATIC INVESTMENT FORM (FT2375).
__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the  Portfolios
selected  above and the 1-year Fixed Account (if selected) will       DCA+ provides an automatic monthly transfer to the selected
participate in the program. The 3-, 5- and 7-year Fixed Accounts      Portfolio(s) so the entire amount invested in this program,
are not available for Automatic Rebalancing.                          plus earnings, will be transferred by the end of the DCA+ term selected.
Frequency: __ Monthly     __ Quarterly
           __Semi-Annual  __ Annual

Start Date:______________________

If no date is selected, the program will begin one month/ quarter/half year/year (depending on the frequency you selected) from the date JNL applies the first premium payment.

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                         ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                      RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 120                                                                                                                FT4173  05/06


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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JNL WILL DEFAULT TO "NO" FOR  RESIDENTS OF NORTH DAKOTA
AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual  reports,   quarterly  and  immediate  confirms,   prospectuses  and
prospectus      supplements,      and     related     correspondence     (except
______________________)  from Jackson National Life, when available.

There is no charge for electronic  delivery.  Please make certain you have given us a current e-mail address.  Also let us know if that e-mail address changes as we will need to notify you of a document's  availability through e-mail. To view an electronic  document,  you will need Internet  access.  You may request paper copies,  whether or not you also  decide to revoke your  consent for  electronic delivery,  at any time and for no charge.  Please  contact the  appropriate  JNL
Service Center to update your e-mail address,  revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN
     BASED ON THE INVESTMENT  EXPERIENCE OF A PORTFOLIO IN THE SEPARATE  ACCOUNT
     OF JNL ARE  VARIABLE  AND MAY BE  INCREASED  OR  DECREASED,  AND THE DOLLAR
     AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
     TO AN  ADJUSTMENT  IF  WITHDRAWN  OR  TRANSFERRED  PRIOR  TO THE END OF THE
     APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                        DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature               Annuitant's Signature (if other than Owner)

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Joint Owner's Signature         Joint Annuitant's Signature (if other than Joint
                                Owner)

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VDA 120                                                            FT4173  05/06

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)              Phone No. (include area code)

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Producer/Representative's Signature                             Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP

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E-Mail Address                           Contact your home office for program information.
                                            __ Option A   __ Option B  __ Option  C __  Option D __  Option E
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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REGULAR MAIL:   Jackson National Life(R)/IMG Service Center, P.O. Box 30392,
                Lansing, MI 48909-7892

OVERNIGHT MAIL: Jackson National Life/IMG Service Center, 1 Corporate Way,
                Lansing, MI 48951

CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET) or contactus@jnli.com
               FAX: 517/706-5540
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         Not FDIC/NCUA insured * Not Bank guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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VDA 120                                                            FT4173  05/06